UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2022

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2022, the Board of Directors of Granite Construction Incorporated (the “Company”) appointed Staci Woolsey as Chief Accounting Officer. Ms. Woolsey will serve as the Company’s principal accounting officer, a position previously held by Lisa Curtis. Ms. Curtis will continue to serve as the Company’s Chief Financial Officer. Prior to this appointment and since joining the Company in June 2021, Ms. Woolsey, age 45, served in a non-officer role with accounting responsibilities and reported directly to Ms. Curtis. Prior to joining the Company, Ms. Woolsey was the Vice President and Corporate Controller from December 2018 to August 2020 and Vice President, Corporate Controller and Chief Accounting Officer from August 2020 to June 2021 of MDC Holdings, Inc. From February 2016 to December 2018, Ms. Woolsey was the Vice President and Controller of the Energy, Infrastructure and Industrial Construction division of AECOM. Ms. Woolsey received a bachelor's degree in accounting from the University of Idaho and is a certified public accountant.

As Chief Accounting Officer, Ms. Woolsey will receive: (1) an annual base salary of $380,000; (2) an annual incentive opportunity for 2022 under the Company’s Annual Incentive Plan at a target achievement of 60% of her base salary; and (3) an equity award opportunity under the Company’s Long-Term Incentive Plan at a target achievement of 77% of her base salary. Ms. Woolsey also participates in the Company’s Executive Retention and Severance Plan III. Under the Executive Retention and Severance Plan III, Ms. Woolsey will be entitled to a severance multiple of 2x in the event her employment is terminated without cause by the Company, or she resigns with good reason, in either case, within two years after a change in control. Ms. Woolsey will also receive a vehicle allowance of $1,000 per month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: January 4, 2022